Share Capital and Earnings Per Share - Summary of Reconciliation of Denominator (Numbers of Shares) in Calculation of Basic and Diluted Earnings Per Share (Detail) - shares shares in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Earnings per share [abstract]
Weighted average number of common shares (in millions)	1,941	1,958
Dilutive stock-based awards(in millions)	2	4
Weighted average number of diluted common shares (in millions)	1,943	1,962